COST OF REVENUE	12 Months Ended
Dec. 31, 2021
Cost of Revenue [Abstract]
COST OF REVENUE	COST OF REVENUE
Cost of revenue principally includes payroll and employee benefits associated with personnel employed in customer service, operations and technology roles, fees paid to external providers related to the provision of services, reimbursable expenses, technology and telecommunications costs as well as depreciation and amortization of operating assets. The components of cost of revenue were as follows for the years ended December 31:

(in thousands)	2021	2020

Compensation and benefits	$69,990	$94,365
Outside fees and services	66,386	146,322
Technology and telecommunications	25,273	35,912
Reimbursable expenses	6,555	16,285
Depreciation and amortization	3,162	12,310

Total	$171,366	$305,194